UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 24, 2008

International Speedway Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	O-2384	59-0709342
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1801 W International Speedway Boulevard, Daytona Beach, Florida		32114
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	386-254-2700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 2.02 Results of Operations and Financial Condition.

On January 24, 2008 the Company issued a press release which reported reported results for the fourth quarter and full year ended November 30, 2007 and reiterated its fiscal 2008 total revenue and earnings guidance ranges.

A copy of the release is attached as an exhibit to this report.

Item 7.01 Regulation FD Disclosure.

On January 24, 2008 the Company issued a press release which reported reported results for the fourth quarter and full year ended November 30, 2007 and reiterated its fiscal 2008 total revenue and earnings guidance ranges.

A copy of the release is attached as an exhibit to this report.

Item 8.01 Other Events.

On January 24, 2008 the Company issued a press release which reported reported results for the fourth quarter and full year ended November 30, 2007 and reiterated its fiscal 2008 total revenue and earnings guidance ranges.

A copy of the release is attached as an exhibit to this report.

Item 9.01 Financial Statements and Exhibits.

On January 24, 2008 the Company issued a press release which reported reported results for the fourth quarter and full year ended November 30, 2007 and reiterated its fiscal 2008 total revenue and earnings guidance ranges.

A copy of the release is attached as an exhibit to this report.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Speedway Corporation

January 24, 2008	By:	Glenn R Padgett

Name: Glenn R Padgett
Title: Vice President

Top of the Form

Exhibit Index

Exhibit No.	Description

99	Earnings Press Release